SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2007

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
 (Exact name of Registrants as Specified in their Charters)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(States or Other Jurisdiction of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 4, 2007, United Rentals, Inc. (the “Company”) entered into its customary form of indemnification agreement with each of the two most recently-appointed members of its Board of Directors: Lawrence Keith Wimbush and Jenne K. Britell. Mr. Wimbush and Dr. Britell were the only directors of the Company who had not previously executed such an agreement with the Company. Each indemnification agreement provides, among other things, for the Company to defend, indemnify and hold harmless the indemnitee against costs and liabilities incurred in connection with any claims, actions or proceedings to which the indemnitee is or may be made a party by reason of the fact that such person is or was a director of, or otherwise providing services to, the Company, as well as to advance certain expenses incurred by the indemnitee in the investigation or defense of any such proceedings. The foregoing summary is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Wayland R. Hicks elected to retire as Chief Executive Officer of the Company. Mr. Hicks’s retirement became effective immediately following the conclusion of the Company’s 2007 annual meeting of stockholders (the “2007 Annual Meeting”), which was held on June 4, 2007. Mr. Hicks shall continue to serve as the Vice Chairman of the Company’s Board of Directors, in accordance with the Company’s By-laws.

Also as previously disclosed, effective upon the effectiveness of Mr. Hicks’s retirement, Michael J. Kneeland assumed the role of interim Chief Executive Officer. Mr. Kneeland, age 53, has served as the Company’s Executive Vice President and Chief Operating Officer since March 2007, and prior to that served as the Company’s Executive Vice President – Operations since September 2003.  Mr. Kneeland joined the Company as district manager in 1998 and was subsequently named Vice President – Aerial Operations, and then Vice President – Southeast Region.  Mr. Kneeland has more than 25 years of experience in the equipment rental industry.

On June 7, 2007, in recognition of Mr. Hicks’s past service to the Company and as partial compensation for the 200,002 unvested restricted stock units (“RSUs”) Mr. Hicks forfeited as a result of his retirement (133,334 of which had time-based vesting and 66,668 of which had performance-based vesting), the Company granted Mr. Hicks a new equity award providing for 133,334 RSUs. These new RSUs vest only in the event that a change in control of the Company occurs on or before December 31, 2007.

Also on June 7, 2007, the Company amended the terms of its previously-disclosed retention bonus arrangement with Roger E. Schwed, its Executive Vice President and General Counsel. The amendment increases the retention bonus amount to $325,000 and provides that the bonus will be earned in full if and when there is a change in control of the Company.  One-half of the bonus will be paid at the time of such change in control and one-half will be paid six-months thereafter.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2007, the Company filed with the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to eliminate the classification of its Board of Directors and thereby provide for the annual election by stockholders of each member of the Board (the “Charter Amendment”).  The Charter Amendment was approved by the Company’s stockholders at the 2007 Annual Meeting, after having been approved by the Board of Directors on April 4, 2007. Prior to the Charter Amendment becoming effective, the Board of Directors was divided into three classes, with each class being elected every three years.  Under the Charter Amendment, directors will be elected to one-year terms beginning with the Company’s 2008 annual meeting (with the terms of the Class 1 and Class 2 directors elected at the Company’s 2006 annual meeting expiring at the 2008 and 2009 annual meetings, respectively, and the terms of the Class 3 directors elected at the 2007 Annual Meeting expiring at the 2010 annual meeting). The amendment also deletes, with respect to all directors other than those directors elected prior to the Company’s 2008 annual meeting for a term that extends beyond such meeting, the requirement that provided, in accordance with the provisions of Delaware law applicable to classified boards of directors, that directors may be removed only for cause.

The Charter Amendment is effective as of June 7, 2007. The Certificate of Amendment filed with the State of Delaware to implement the Charter Amendment is attached hereto as Exhibit 3.1.

Item 8.01.	Other Events.

The Company’s 2007 Annual Meeting was held on June 4, 2007. The following directors were elected by holders of shares of our common stock and our Class D-1 Perpetual Convertible Preferred Stock, as follows:

	Votes

	For	Against	Withheld

Class 3 Directors
Bradley S. Jacobs	72,915,970	801,972	1,104,463
Howard L. Clark, Jr.	73,055,095	649,111	1,118,200
Mark A. Suwyn	65,450,426	8,251,688	1,120,291
Lawrence “Keith” Wimbush	73,302,376	402,154	1,117,875

The directors were elected for a three-year term expiring in 2010.

In addition, the following directors were elected by holders of shares of our Series C Perpetual Convertible Preferred Stock for a one-year term expiring in 2008, as follows:

	Votes

	For	Against	Withheld

Series C Preferred Stock Directors
Leon D. Black	300,000	0	0
Michael S. Gross	300,000	0	0

The directors who were not up for election at the 2007 annual meeting of stockholders continue to serve as our Class 1 and Class 2 directors for terms expiring in 2009 and 2010, respectively.

The other proposals voted upon at the 2007 Annual Meeting, and the results of those votes, are as follows:

•	To ratify the appointment of Ernst & Young LLP as the independent public auditors of the Company for the fiscal year ending December 31, 2007.

For	Against	Abstain

84,845,102	890,829	1,086,479

•	To amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s board of directors.

For	Against	Abstain

84,854,588	868,704	1,099,112

Accordingly, both of the above proposals were approved. There were no additional matters voted upon at the 2007 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 3.1	Certificate of Amendment, dated June 7, 2007, to the United Rentals, Inc. Amended and Restated Certificate of Incorporation

Exhibit 10.1

Form of Indemnification Agreement for executive officers and directors (incorporated by reference to exhibit 10(d) to United Rentals, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of June, 2007.

UNITED RENTALS, INC.

By:	/s/ ROGER E. SCHWED

Name:	Roger E. Schwed
Title:	General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ ROGER E. SCHWED

Name:	Roger E. Schwed
Title:	General Counsel